SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

FRIENDLY AUTO DEALERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Primary Standard Industrial Employer Classification Code Number 7389	33-1176182 (I.R.S. Employer Identification Number)

4132 South Rainbow Road, Suite 514

Las Vegas, Nevada 89103

(Address of Principal Executive Offices and Zip Code)

(702) 321-6876

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Friendly Auto Dealers, Inc.’s board of directors dismissed its independent accountant, Kyle Tingle CPA, effective July 28, 2010. Over the last two fiscal years, no principal accountant's report on the Company’s financial statements contained material disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. Tingle, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report.

During the Company’s two most recent fiscal years to date preceding his dismissal, there were no disagreements between Kyle Tingle, CPA and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. Tingle, would have caused Mr. Tingle to make reference to the subject matter of the disagreement(s) in connection with his report.

(b) Effective July 28, 2010, the Company retained Chang G. Park, CPA, Ph.D., 2667 Camino Del Rio South Plaza B, San Diego, CA 92108 as its a new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date the Company has not retained or inquired of Mr. Park regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Mr. Park that the Company considered in reaching a decision as to Mr. Park’s retention. Further, the Company has not communicated or had any disagreements or reportable events that concern Mr. Park, or the Company’s interactions with its present independent auditor Mr. Tingle.

Pursuant to Item 304 (a)(3) of Regulation S-K, The Company provided Mr. Tingle with a copy of the disclosures it is making in response to this Item 304(a) that Mr. Tingle received no later than the day that these disclosures are filed with the Commission. The Company requested Mr. Tingle to furnish the Company with a letter addressed to the Commission stating whether he agrees with the statements made by the Company in response to this Item 304(a) and, if not, stating the respects in which he does not agree. Attached to this filing as an exhibit is Mr. Tingle’s letter referencing this disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDLY AUTO DEALERS, INC. (Registrant)

Date August 2, 2010

By /s/ Gerry Berg

Gerry Berg, PRESIDENT